Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Contingent Liabilities and Commitments
Contingent Liabilities and Commitments
Contingent Liabilities
Royalty litigation
In October 2011, a potential class of royalty interest owners in New Mexico and Colorado filed a complaint against us in the County of Rio Arriba, New Mexico. The complaint presently alleges failure to pay royalty on hydrocarbons including drip condensate, breach of the duty of good faith and fair dealing, fraudulent concealment, conversion, misstatement of the value of gas and affiliated sales, breach of duty to market hydrocarbons in Colorado, breach of implied duty to market, violation of the New Mexico Oil and Gas Proceeds Payment Act, and bad faith breach of contract. Plaintiffs sought monetary damages and a declaratory judgment enjoining activities relating to production, payments and future reporting. This matter was removed to the United States District Court for New Mexico where the court denied plaintiffs’ motion for class certification. In March 2017, plaintiffs appealed the denial of class certification to the Tenth Circuit and oral argument before the Tenth Circuit was held on January 17, 2018. In August 2012, a second potential class action was filed against us in the United States District Court for the District of New Mexico by mineral interest owners in New Mexico and Colorado. Plaintiffs claim breach of contract, breach of the covenant of good faith and fair dealing, breach of implied duty to market both in Colorado and New Mexico and violation of the New Mexico Oil and Gas Proceeds Payment Act, and seek declaratory judgment, accounting and injunctive relief. On August 16, 2016, the court denied plaintiffs’ motion for class certification. On September 15, 2016, plaintiffs filed their motion for reconsideration and filed a second motion for class certification, and on September 30, 2017, the Court issued its memorandum opinion and order denying the plaintiffs motion for reconsideration and their Second Motion for Class Certification. At this time, we believe that our royalty calculations have been properly determined in accordance with the appropriate contractual arrangements and applicable laws. We do not have sufficient information to calculate an estimated range of exposure related to these claims.
Other producers have been pursuing administrative appeals with a federal regulatory agency and have been in discussions with a state agency in New Mexico regarding certain deductions, comprised primarily of processing, treating and transportation costs, used in the calculation of royalties. Although we are not a party to those matters, we are monitoring them to evaluate whether their resolution might have the potential for unfavorable impact on our results of operations. Certain outstanding issues in those matters could be material to us. We received notice from the U.S. Department of Interior Office of Natural Resources Revenue (“ONRR”) in the fourth quarter of 2010, intending to clarify the guidelines for calculating federal royalties on conventional gas production applicable to many of our federal leases in New Mexico. The guidelines for New Mexico properties were revised slightly in September 2013 as a result of additional work performed by the ONRR. The revisions did not change the basic function of the original guidance. The ONRR’s guidance provides its view as to how much of a producer’s bundled fees for transportation and processing can be deducted from the royalty payment. We believe using these guidelines would not result in a material difference in determining our historical federal royalty payments for our leases in New Mexico. Similar guidelines were recently issued for certain leases in Colorado and, as in the case of the New Mexico guidelines, we do not believe that they will result in a material difference to our historical federal royalty payments. ONRR has asked producers to attempt to evaluate the deductibility of these fees directly with the midstream companies that transport and process gas.
Environmental matters
The Environmental Protection Agency (“EPA”), other federal agencies, and various state and local regulatory agencies and jurisdictions routinely promulgate and propose new rules, and issue updated guidance to existing rules. These new rules and rulemakings include, but are not limited to, new air quality standards for ground level ozone, methane, green completions, and hydraulic fracturing and water standards. We are unable to estimate the costs of asset additions or modifications necessary to comply with these new regulations due to uncertainty created by the various legal challenges to these regulations and the need for further specific regulatory guidance.
Matters related to Williams’ former power business
In connection with a Separation and Distribution Agreement between WPX and Williams, Williams is obligated to indemnify and hold us harmless from any losses arising out of liabilities assumed by us for the pending litigation described below relating to the reporting of certain natural gas-related information to trade publications.
Civil suits based on allegations of manipulating published gas price indices have been brought against us and others, seeking unspecified amounts of damages. We are currently a defendant in class action litigation and other litigation originally filed in state court in Colorado, Kansas, Missouri and Wisconsin and brought on behalf of direct and indirect purchasers of natural gas in those states. These cases were transferred to the federal court in Nevada. In 2008, the court granted summary judgment in the Colorado case in favor of us and most of the other defendants based on plaintiffs’ lack of standing. On January 8, 2009, the court denied the plaintiffs’ request for reconsideration of the Colorado dismissal and entered judgment in our favor.
In the other cases, on July 18, 2011, the Nevada district court granted our joint motions for summary judgment to preclude the plaintiffs’ state law claims because the federal Natural Gas Act gives the Federal Energy Regulatory Commission exclusive jurisdiction to resolve those issues. The court also denied the plaintiffs’ class certification motion as moot. The plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit. On April 10, 2013, the United States Court of Appeals for the Ninth Circuit issued its opinion in the In re: Western States Wholesale Antitrust Litigation, holding that the Natural Gas Act does not preempt the plaintiffs’ state antitrust claims and reversing the summary judgment previously entered in favor of the defendants. The U.S. Supreme Court granted Defendants’ writ of certiorari. On April 21, 2015, the U.S. Supreme Court determined that the state antitrust claims are not preempted by the federal Natural Gas Act. On March 7, 2016, the putative class plaintiffs in several of the cases filed their motions for class certification. On March 30, 2017, the court denied the motions for class certification, which decision was appealed on June 20, 2017. On May 24, 2016, in Reorganized FLI Inc. v. Williams Companies, Inc., the Court granted Defendants’ Motion for Summary Judgment in its entirety, and an agreed amended judgment was entered by the court on January 4, 2017. The parties have filed numerous motions for summary judgment, reconsideration and remand, and there are currently two appeals before the Ninth Circuit. Because of the uncertainty around pending unresolved issues, including an insufficient description of the purported classes and other related matters, we cannot reasonably estimate a range of potential exposure at this time.
Other Indemnifications
Pursuant to various purchase and sale agreements relating to divested businesses and assets, including the agreement pursuant to which we divested our Piceance Basin operations, we have indemnified certain purchasers against liabilities that they may incur with respect to the businesses and assets acquired from us. The indemnities provided to the purchasers are customary in sale transactions and are contingent upon the purchasers incurring liabilities that are not otherwise recoverable from third parties. The indemnities generally relate to breaches of representations and warranties, tax liabilities, historic litigation, personal injury, environmental matters and rights-of-way. Additionally, Federal and state laws in areas of former operations may require previous operators to perform in certain circumstances where the buyer/operator may no longer be able to perform.
The indemnity provided to the purchaser of the entity that held our Piceance Basin operations relates in substantial part to liabilities arising in connection with litigation over the appropriate calculation of royalty payments. Plaintiffs in that litigation have asserted claims regarding, among other things, the method by which we took transportation costs into account when calculating royalty payments. In 2017, we settled one of these claims.
As of December 31, 2017, we have not received a claim against any of these indemnities and thus have no basis from which to estimate any reasonably possible loss beyond any amount already accrued. Further, we do not expect any of the indemnities provided pursuant to the sales agreements to have a material impact on our future financial position. However, if a claim for indemnity is brought against us in the future, it may have a material adverse effect on our results of operations in the period in which the claim is made.
In connection with the separation from Williams, we agreed to indemnify and hold Williams harmless from any losses resulting from the operation of our business or arising out of liabilities assumed by us. Similarly, Williams has agreed to indemnify and hold us harmless from any losses resulting from the operation of its business or arising out of liabilities assumed by it.
Summary
As of December 31, 2017 and December 31, 2016, the Company had accrued approximately $11 million and $13 million, respectively, for loss contingencies associated with royalty litigation and other contingencies. In certain circumstances, we may be eligible for insurance recoveries, or reimbursement from others. Any such recoveries or reimbursements will be recognized only when realizable.
Management, including internal counsel, currently believes that the ultimate resolution of the foregoing matters, taken as a whole and after consideration of amounts accrued, insurance coverage, recovery from customers or other indemnification arrangements, is not expected to have a materially adverse effect upon our future liquidity or financial position; however, it could be material to our results of operations in any given year.
Commitments
We have minimum commitments with midstream companies for gathering, treating, processing and transportation services associated with moving certain of our production to market. As part of managing our commodity price risk, we may also utilize contracted pipeline capacity to move our natural gas production and third-party purchases of natural gas to other locations in an attempt to obtain more favorable pricing differentials. During 2015 and 2016 we divested most of our contracted pipeline capacity in conjunction with our exits from the Piceance and Appalachian Basins. During 2017, we entered into various contracts for pipeline capacity to move our Permian Basin production to market. The midstream service and transportation contract commitments disclosed below include obligations for which liabilities were recorded in 2015 associated with our exit from the Powder River Basin and our abandonment of an area in the Appalachian Basin. Amounts below also include obligations totaling $317 million associated with our San Juan Basin operations that will be assumed by the purchaser, however, a performance guarantee will remain in place (see Note 3). As of December 31, 2017, commitments and recorded liabilities associated with our midstream service and transportation contracts are as follows:

	Midstream Services	Transportation	Total
	(Millions)
2018	$106	$55	$161
2019	101	57	158
2020	103	60	163
2021	91	44	135
2022	81	33	114
Thereafter	219	279	498
Total commitments	$701	$528	$1,229

Accrued liabilities	$34	$67	$101

Our midstream service commitments will be settled over approximately eight years.
Future minimum annual rentals under noncancelable operating leases as of December 31, 2017, are payable as follows:

(Millions)
2018	$7
2019	5
2020	5
2021	4
2022	1
Thereafter	—

Total	$22

Total rent expense, excluding amounts capitalized, was $19 million, $23 million and $20 million in 2017, 2016 and 2015, respectively. Rent charges incurred for drilling rig rentals are capitalized under the successful efforts method of accounting; however, charges for rig release penalties or long term standby charges are expensed as incurred.